UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2022

AURA SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-17249	95-4106894
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

20431 North Sea Circle

Lake Forest, CA 92630

(Address of principal executive offices)

(310) 643-5300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 17, 2022, Aura Systems, Inc. (the “Company”) announced that it had appointed Steven Willett as the Company’s Chief Financial Officer, effective February 14, 2022. Mr. Willett will serve as the Company’s principal financial officer in such role. In connection with Mr. Willett’s appointment, the Company has accepted the resignation of Mr. David Mann as Chief Financial Officer. Mr. Mann has served as a director of the Company and as Chief Financial Officer since July 2018. Mr. Mann’s resignation is not in connection with any disagreement relating to the Company’s operations, policies, or practices and Mr. Mann will remain a Director of the Company.

Mr. Willett, age 63, will join the Company from Govino, LLC, where he has served as CFO and Vice President of Finance since 2017. From 2014 to 2017, Mr. Willett served as Director of Finance for the Americas of Identiv, Inc., and prior to that, as Director of Finance of aerospace & defense contractor Trex Enterprises Corporation. Mr. Willett holds a Bachelor of Science degree in accounting from the University of Massachusetts and an M.B.A. with concentration in finance from Bentley University McCallum Graduate School of Business. Mr. Willett will receive an annual base salary of $160,000.

The selection of Mr. Willett as Chief Financial Officer was not pursuant to any arrangement or understanding with respect to any other person. There are no family relationships between Mr. Willett and any director or executive officer of the Company, and there are no transactions between Mr. Willett and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

A copy of the press release on February 17, 2022 announcing the appointment is attached hereto as Exhibit 99.1.

Exhibit No.	Description

99.1	Press Release dated February 17, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 17, 2022	By:	/s/ Cipora Lavut
Cipora Lavut
President